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                                                     ORGANIZATIONAL CHART




                                           THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                           (DELAWARE)
                                                                |
                                                                ---------------------------------------------
                                                     NUTMEG INSURANCE COMPANY                               |
                                                           (CONNECTICUT)                         THE HARTFORD INVESTMENT
                                                                |                                   MANAGEMENT COMPANY
                                                 HARTFORD FIRE INSURANCE COMPANY                         (DELAWARE)
                                                           (CONNECTICUT)                                    |
                                                                |                                           |
                                            HARTFORD ACCIDENT AND INDEMNITY COMPANY                HARTFORD INVESTMENT
                                                           (CONNECTICUT)                              SERVICES, INC.
                                                                |                                      (CONNECTICUT)
                                                       HARTFORD LIFE, INC.
                                                           (DELAWARE)
                                                                |
                                          HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY
                                                           (CONNECTICUT)
                                                                |
                                                                |
                                                                |
        -------------------------------------------------------------------------------------------------------------------------
        |          |       |              |                   |                |               |             |             |
  HARTFORD LIFE    |       |              |                   |                |               |          PLANCO         PLANCO
INTERNATIONAL, LTD.|       |              |                   |                |               |         FINANCIAL    INCORPORATED
  (CONNECTICUT)    |       |              |                   |                |               |         SERVICES,   (PENNSYLVANIA)
                   |       |              |                   |                |               |       INCORPORATED
                   |       |              |                   |                |               |       (PENNSYLVANIA)
                   |       |              |                   |                |               |
                   |   HART LIFE   HARTFORD FINANCIAL   HARTFORD LIFE       HARTFORD        AMERICAN
                   |   INSURANCE     SERVICES LIFE    INSURANCE COMPANY    FINANCIAL      MATURITY LIFE
                   |    COMPANY    INSURANCE COMPANY    (CONNECTICUT)    SERVICES, LLC  INSURANCE COMPANY
                   | (CONNECTICUT)   (CONNECTICUT)            |           (DELAWARE)      (CONNECTICUT)
                   |                                          |                |               |
                   |      -------------------------------------                |       AML FINANCIAL, INC.
                   |      |                 |                 |                |         (CONNECTICUT)
                   |SERVUS LIFE          HARTFORD          HARTFORD            |
                   | INSURANCE         INTERNATIONAL       LIFE AND            |
                   |  COMPANY        LIFE REASSURANCE  ANNUITY INSURANCE       |
                   |(CONNECTICUT)      CORPORATION         COMPANY             |
                   |                  (CONNECTICUT)     (CONNECTICUT)          |
                   |                                          |                |
                   |                                          |                |
                   |                                       HARTFORD            |
                   |                                      LIFE, LTD.           |
                   |                                      (BERMUDA)            |
                   |                                                           |
                   |                                                           |
         ----------|                               -----------------------------------------------------------------------
         |                                         |                     |                  |                            |
   INTERNATIONAL                            HL INVESTMENT           HARTFORD       HARTFORD SECURITIES      HARTFORD-COMPREHENSIVE
     CORPORATE                              ADVISORS, LLC         EQUITY SALES        DISTRIBUTION                  EMPLOYEE
MARKETING GROUP, INC.                       (CONNECTICUT)         COMPANY, INC.       COMPANY, INC.              BENEFIT SERVICE
   (CONNECTICUT)                                 |                (CONNECTICUT)       (CONNECTICUT)                  COMPANY
         |                                       |                                                                (CONNECTICUT)
         |                                       |
   THE EVERGREEN                         HARTFORD INVESTMENT
    GROUP, INC.                          FINANCIAL SERVICES
    (NEW YORK)                                 COMPANY
                                              (DELAWARE)
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

                                           THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                           (DELAWARE)
                                                                |
                                                     NUTMEG INSURANCE COMPANY
                                                           (CONNECTICUT)
                                                                |
                                                 HARTFORD FIRE INSURANCE COMPANY
                                                           (CONNECTICUT)
                                                                |
     ----------------------------------------------------------------------------------------------------------------------------
     |           |                                              |
     |           |                             Hartford Accident and Indemnity Company
     |           |                                         (Connecticut)
     |           |                                              |
     |           |                                      Hartford Life, Inc
     |           |                                           (Delaware)
     |           |                                              |
     |           |                          Hartford Life and Accident Insurance Company
     |           |                                        (Connecticut)
     |           |                                              |
     |           |                                         HARTFORD LIFE
     |           |                                -------INTERNATIONAL LTD.
     |           |                                |       (CONNECTICUT)
     |           |                                |             |
     |           |                                |        ITT HARTFORD
     |           |                                |    ----SUDAMERICANA
     |           |                                |   |     HOLDING S.A.
     |           |                                |   |    (ARGENTINA)
     |           |                                |   |------------------------------------------------------
     |           |                                |   |                               |                      |
     |           |                                |   |      ITT HARTFORD          GALICIA              INSTITUTO DE
     |           |                                |   |        SEGUROS          VIDA COMPANIA        SALTA COMPANIA DE
     |           |                                |   |------DE VIDA S.A.      DE SEGUROS S.A.      SEGUROS DE VIDA S.A.
     |           |                                |   |       (URUGUAY)          (ARGENTINA)            (ARGENTINA)
     |           |                                |   |
     |           |             ICATU              |   |        HARTFORD
     |           |            HARTFORD            |   |---SEGUROS DE VIDA S.A.
     |           |          SEGUROS S.A.----------|   |       (ARGENTINA)
     |           |            (BRAZIL)                |
     |           |                |                   |
     |           |                |                   |        HARTFORD
     |           |   -- ----------|                   |-------SEGUROS DE
     |           |   |            |                   |       RETIRO S.A.
     |           |   |            |                   |       (ARGENTINA)
     |-----------|----------------|-------------------|--------------------------------------------------------------------------
     |           |   |            |                   |
     |           |   |      ICATU HARTFORD            |  CONSULTORA DE CAPITALES
     |           |   |     FUNDO DE PENSAO            |   S.A. SOCIEDAD GERENTE
     |           |   |         (BRAZIL)               |----DE FONDOS COMUNES
     |           |   |            |                   |      DE ENVERSION
     |           |   |            |                   |       (ARGENTINA)
     |           |   |      ICATU HARTFORD            |
     |           |   |    CAPITALIZACAO S.A.          |          CLARIDAD
     |           |   |         (BRAZIL)               |     ADMINISTRADORA DE
     |           |   |            |                   |---FONDOS DE JUBILACIONES
     |           |   |        BRAZILCAP               |      Y PENSIONES S.A.
     |           |   |     CAPITALIZACAO S.A.         |       (ARGENTINA)
     |           |   |         (BRAZIL)               |
     |           |   |                                |
     |           |    --------------------------      |
     |           |---------------              |      |
     |                          |              |      |
HARTFORD FIRE               HARTFORD FIRE      |      |------- SEGPOOL S.A.
INTERNATIONAL------------INTERNATIONAL, LTD.   |      |        (ARGENTINA)
(GERMANY) GMBH              (CONNECTICUT)      |      |
(WEST GERMANY)                                 |      |
                                               |      |
                           ICATU HARTFORD      |      |         THESIS S.A.
                            ADMINISTRACAO      |      |-------- (ARGENTINA)
                          DE BENEFICIOS LTDA-- |      |
                              (BRAZIL)                |
                                                      |
                                                      |
                                                      |
                                                      |--------- U.O.R., S.A.
                                                                 (ARGENTINA)


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
                                           THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                           (DELAWARE)
                                                                |
                                                     NUTMEG INSURANCE COMPANY
                                                           (CONNECTICUT)
                                                                |
                                                 HARTFORD FIRE INSURANCE COMPANY
                                                           (CONNECTICUT)
                                                                |
--------------------------------------------------------------------------------------------------------------------------------|
                                                                                                      |                         |
                                                                                         THE HARTFORD INTERNATIONAL             |
                |-----------------------------------------------------------------------FINANCIAL SERVICES GROUP, INC.          |
                |                                 |                    |                          (DELAWARE)                    |
                |                                 |                    |         ----------------------|-----------------       |
                |                                 |                    |         |                     |         |       |      |
             ZWOLSCHE                             |                    |    ITT HARTFORD         LONDON AND      |   HARTFORD   |
          ALGEMEENE N.V.                          |                    | INTERNATIONAL, LTD.     EDINBURGH       | EUROPE, INC. |
          (NETHERLANDS)                           |                    |       (U.K.)       INSURANCE GROUP, LTD.|  (DELAWARE)  |
                |                                 |                    |                           (U.K.)        |              |
                |                                 |                    |                             |           |              |
                |                                 |                    |                -------------            |              |
                |                                 |                    |                |                        |              |
                |                           ITT ASSURANCES      HARTFORD INTERNATIONAL  |    LONDON AND          -THE HARTFORD  |
                |                              S.A.              INSURANCE CO., N.V.    |---  EDINBURGH          INTERNATIONAL  |
                |    ZWOLSCHE ALGEMEENE      (FRANCE)                (BELGIUM)          | INSURANCE CO., LTD.      FINANCIAL    |
                |----SCHADEVERZEKERING                                   |              |        (U.K.)            SERVICES     |
        --------|          N.V.-----------------------------------       |              |            |             GROUP CIA    |
        |       |      (NETHERLANDS)                              |      |              |            |            DE SEGUROS Y  |
       Z.A.     |                                                 |      |              |   EXCESS INSURANCE     REASEGUROS S.A.|
--VERZEKERINGEN |                                                 |      |              |     COMPANY LTD.          (SPAIN)     |
|      N.V.     |      ZWOLSCHE ALGEMEENE                         |      |              |        (U.K.)                         |
|  (BELGIUM)    |------HERVERZEKERING B.V.                        |      |              |                                       |
|   |      -----|        (NETHERLANDS)                            |      |              |      LONDON AND                       |
|   |     |     |                                                 |      |              |--- EDINBURGH LIFE                     |
| Z.A. LUX S.A. |                                                 |      |              |  ASSURANCE CO., LTD.                  |
| (LUXEMBURG)   |    ZWOLSCHE ALGEMEENE                           |      |              |         (U.K.)                        |
|               |--LEVENS-VERZEKERING N.V.------------            |      |              |                                       |
|               |      (NETHERLANDS)                 |            |      |              |                                       |
----------------|------------------------------------|------------|------|--------------|---------------------------------------|
|               |                                    |            |      |              |                                       |
|       --------                                     |            |      |              |                                       |
|       |       |                                    |            |      |              |                                       |
|   ZWOLSCHE    |    ZWOLSCHE ALGEMEENE       ZWOLSCHE ALGEMEENE  |      |              |                                       |
|  ALGEMEENE    |-----HYPOTHEKEN N.V.        BELEGGINGEN III B.V. |      |              |                                       |
|  EUROPA B.V.  |      (NETHERLANDS)             (NETHERLANDS)    |      |              |                                       |
| (NETHERLANDS) |                                       ----------       |              |                                       |
--------|       |                                       |                |              |                                       |
                |      EXPLOITATIEMAAT-          BELEGGINGSMAAT-         |              |                                       |
                |-----   SCHAPPIJ                 SCHAPPIJ               |              |                                       |
                |      BUIZERDLAAN B.V.          BUIZERDLAAN B.V.        |              |                                       |
                |        (NETHERLANDS)             (NETHERLANDS)         |              |                                       |
                |                                                        |              |                                       |
                |                                                        |              |                                  -----
                |          HOLLAND                                       |              |--------------------------        |
                |---- BELEGGINGSGROEP B.V.                               |              |                          |       |
                        (NETHERLANDS)                                    |              |-----------------         |       |
                                                                         |       -------|                 |        |       |
                                                                         |       |      |                 |        |       |
                                                                         |       |      |                 |        |       |
                                                                    F.A. KNIGHT  |  MACALISTER &    LONDON AND     | HARTFORD FIRE
                                                                     & SON N.V.  |  DUNDAS, LTD.     EDINBURGH     | INTERNATIONAL
                                                                     (BELGIUM)   |   (SCOTLAND)     TRUSTEES, LTD. |   SERVICIOS
                                                                                 |                    (U.K.)       |    (SPAIN)
                                                                                  -------------------------        -----------
                                                                                        |                 |                |
                                                                                    FENCOURT           QUOTEL        LONDON AND
                                                                                  PRINTERS, LTD.      INSURANCE       EDINBURGH
                                                                                     (U.K.)         SYSTEMS, LTD.  SERVICES, LTD.
                                                                                                       (U.K.)           (U.K.)
                                                                                                          |
                                                                                                      EUROSURE
                                                                                                      INSURANCE
                                                                                                    MARKETING, LTD.
                                                                                                        (U.K.)

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